Exhibit 10.13

Execution Version

FOURTH AMENDMENT AND WAIVER NUMBER 3 TO CREDIT AGREEMENT

This FOURTH AMENDMENT AND WAIVER NUMBER 3 TO CREDIT AGREEMENT (this “Agreement”), dated as of September 16, 2022, is by and among GSRP WAREHOUSE I LLC, a Delaware limited liability company (the “Borrower”), each lender party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), each issuing bank party to the Credit Agreement (in such capacities, collectively the “Issuing Banks” and each an “Issuing Bank”) and MUFG BANK, LTD., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A.

Reference is made to that certain Credit Agreement, dated as of February 23, 2021, by and among the Borrower, the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent and the Depositary Bank, as amended by (a) the Amendment and Waiver to Credit Agreement, dated as of May 12, 2021, (b) the Second Amendment to Credit Agreement and Amendment to Depositary Agreement, dated as of May 27, 2021 and (c) the Third Amendment to Credit Agreement, dated as of August 4, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

B.	The Borrower has requested that the Credit Agreement be amended and waived in the manner set forth herein.

C.

The Lenders, constituting all Lenders under the Credit Agreement, the Issuing Banks and the Administrative Agent are willing to agree to this Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Capitalized terms defined in the Credit Agreement and used (but not otherwise defined) herein are used herein as so defined therein.

Section 2.    Limited Waivers and Amendments.

Section 2.01    Waiver of Certain Conditions Precedent. Pursuant to Section 10.01 of the Credit Agreement, the Administrative Agent, the Issuing Banks and the Lenders constituting all Lenders under the Credit Agreement hereby agree to waive the following conditions precedent, solely in respect of the Subsequent Project Funding Date for the solar, photovoltaic electricity generation systems (each a “Project” and together, the “Projects”) owned by Regan Solar, LLC, a Delaware limited liability company, Puckett Solar, LLC, a Delaware limited liability company, Pattersonville Solar Facility LLC, a Delaware limited liability company, Janis Solar, LLC, a Delaware limited liability company, Grissom Solar, LLC, a Delaware limited liability company, Darby Solar, LLC, a Delaware limited liability company, Branscomb Solar, LLC, a Delaware limited liability company, and ELP Stillwater Solar LLC, a New York limited liability company and the related L/C Credit Extension, the conditions precedent contained in Section 4.03(c)(i) and Section 4.04(d) of the Credit Agreement, which require delivery of a certificate from the Borrower; provided that the waiver contained herein is limited to items 10 (Transaction Documents; No Events of Default) and 13(a) (Litigation) of the Eligibility Representations and Warranties, solely with respect to the matters listed on Schedule I hereto.

Section 2.02    Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by:

(i)     adding the following definitions in the appropriate alphabetical order:

““COD Extension” has the meaning given such term in the definition of “Cancelled Project”.”

““Fourth Amendment” means that certain Fourth Amendment and Waiver Number 3 to Credit Agreement, dated as of September 16, 2022.”;

““NY8 Construction Project” has the meaning given such term in the Fourth Amendment.”; and

(ii)     amending the definition of “Cancelled Project” by (i) removing the word “or” from clause (e) thereof, (ii) inserting the word “; or” in clause (f) thereof and (iii) adding the following clause (g):

“(g) with respect to any NY8 Construction Project that fails to obtain an amendment to such NY8 Construction Project’s Power Purchase Agreement to reflect a revised “Commercial Operation Milestone Date” (as defined in the applicable Power Purchase Agreement) that is later than the Projected COD (as defined in the Fourth Amendment) applicable to such NY8 Construction Project (each such amendment, a “COD Extension”), in each case, on or prior to November 15, 2022; provided, however, that such date shall be extended to November 30, 2022 for any NY8 Construction Project for which, on or before November 15, 2022, the Borrower has provided the Administrative Agent with a copy of correspondence from the counterparty to the applicable Power Purchase Agreement for such NY8 Construction Project confirming that such COD Extension is forthcoming; provided, further, that notwithstanding anything to the contrary in any Financing Document, including Sections 4.02 and 4.03 hereof, if any NY8 Construction Project fails to obtain a COD Extension on or prior to November 15, 2022, no additional Revolving Credit Borrowings with respect to any NY8 Construction Project shall be permitted hereunder until the earlier of (i) the date such COD Extension has been obtained and (ii) the date any mandatory prepayment required pursuant to Section 2.04(b)(v) has been made with respect to such NY8 Construction Project.”

(b)     Section 6.02(e) of the Credit Agreement is hereby amended by replacing the word “[Reserved]” with the words “With respect to the NY8 Construction Projects, (i) no later than each of September 30, 2022, October 14, 2022, October 28, 2022 and November 11, 2022, respectively, a report from the Borrower, which report may be in the form of an electronic mail, detailing the status of the modules (including location thereof and the number of modules that have been delivered as of such date) for each NY8 Construction Project and (ii) between November 1, 2022 and November 15, 2022, a report of the Independent Engineer in form and substance reasonably satisfactory to the Administrative Agent (in consultation with the Lenders), which report shall discuss the construction status of the NY8 Construction Projects.”

Section 3.    Effective Date. This Agreement shall become effective the date on which the following conditions are satisfied (the “Effective Date”):

(a)     each of the representations and warranties contained in Section 5 shall be true and correct as of the Effective Date, unless such representation or warranty expressly relates solely to an earlier date, in which case it was true and correct in all material respects as of such earlier date,

(b)    no Default or Event of Default shall have occurred and be continuing or shall result from Borrower’s entering into this Agreement or the consummation of the transactions contemplated herein,

(c)     Administrative Agent has received a report of the Independent Engineer with respect to the Projects owned by Regan Solar, LLC, Puckett Solar, LLC, Pattersonville Solar Facility LLC, Janis Solar, LLC, Grissom Solar, LLC, Darby Solar, LLC and ELP Stillwater Solar LLC (collectively, the “NY8 Construction Projects”), in form and substance reasonably satisfactory to the Administrative Agent (in consultation with the Lenders), which report shall, among other items, (i) include a review and verification of an expense report prepared by the Borrower with respect to the NY8 Construction Projects (including total costs to be paid by the Borrower and its Subsidiaries, any additional credit support requirements with respect to the NY8 Construction Projects, any liquidated damages payable by any EPC Contractor and any Project Costs funded with equity), (ii) discuss any cost overruns and delays with respect to the NY8 Construction Projects and (iii) confirm the projected Project Costs for each NY8 Construction Project have been properly incorporated into the Base Case Model,

(d)     Administrative Agent has received an Independent Engineer Compliance Certificate addressing any cost overruns at the NY8 Construction Projects and confirming the feasibility of the Projected CODs (as defined below),

(e)     Administrative Agent has received confirmation, in form and substance reasonably satisfactory to the Administrative Agent (in consultation with the Lenders), that the Power Purchase Agreements for the NY8 Construction Projects owned by Regan Solar, LLC and Grissom Solar, LLC, have been amended to reflect a revised “Commercial Operation Milestone Date” (as defined therein) of October 31, 2022 and November 30, 2022, respectively,

(f)     the reasonable out-of-pocket expenses incurred by the Secured Parties (including the reasonable fees, charges and disbursements of counsel and consultants) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith (including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent), shall have been paid or will be paid on the earlier of (i) September 30, 2022 and (ii) the date after the date hereof on which the next Revolving Loan under the Credit Agreement is drawn, and

(g)    Administrative Agent has received duly executed counterparts of this Agreement from each of the parties hereto.

Section 4.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Secured Parties that:

(a)    other than as described in Section 2.01 hereof, each representation and warranty of the Borrower under the Financing Documents is true and correct in all material respects as if made on the date hereof, unless such representation or warranty expressly relates solely to an earlier date, in which case it was true and correct in all material respects as of such earlier date;

(b)    the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement, this Agreement has been duly executed and delivered by the Borrower, and this Agreement is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally and by principles of equity;

(c)    no Default or Event of Default has occurred and is continuing;

(d)     the execution, delivery and performance by the Borrower of this Agreement (i) have been duly authorized by all necessary organizational action on the part of the Borrower; and (ii) do not and will not (A) contravene the terms of any of the Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of (1) any Contractual Obligation to which the Borrower is a party or to which the properties of the Borrower or any of its Subsidiaries are subject, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, except, with respect to clause (ii)(B), to the extent such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect; (C) result in, or require, the creation of any Lien upon any of the material properties or assets of the Borrower (other than any Liens created under any of the Collateral Documents and other Permitted Liens); or (D) violate, in any material respect, any Law applicable to the Borrower or any of its Subsidiaries;

(e)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Agreement, except for (i) those that have already been obtained or made, and (ii) those which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect; and

(f)    each NY8 Construction Project is reasonably expected to achieve Commercial Operation on or prior to the applicable date set forth below (the “Projected CODs”).

Project	Projected COD
Regan Solar	10/18/2022
Puckett Solar	10/21/2022
Pattersonville Solar Facility	06/01/2023
Janis Solar	11/15/2022
Darby Solar	4/28/2023
ELP Stillwater Solar	5/16/2023
Grissom Solar	12/1/2022

Section 5.    Reference to and Effect on the Relevant Financing Documents.

(a)    On and after the effectiveness of this Agreement on the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(b)    The Credit Agreement as specifically amended by this Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Agreement shall be a “Financing Document” for purposes of the definition thereof in the Credit Agreement.

(c)    Except as specifically provided herein, the execution, delivery and effectiveness of this Agreement on the Effective Date shall not operate as a waiver of any right, power or remedy of any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

Section 6.    Severability. If any provision of this Agreement or the other Financing Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Financing Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 8, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 7.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 8.    Governing Law; Jurisdiction; Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9.    Submission to Jurisdiction. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS

AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 10.    Waiver of Venue. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 11.    Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.03 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 12.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 13.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GSRP WAREHOUSE I LLC,
a Delaware limited liability company, as the Borrower

By: MN8 Energy Operating Company LLC (formerly known as Goldman Sachs Renewable Power Operating Company LLC), its sole member

By:	/s/ David Callen
Name:	David Callen
Title:	Authorized Person

[Signature Page to Amendment Number 4 and Waiver Number 3 to Credit Agreement]

MUFG BANK, LTD., as Administrative Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

[Signature Page to Amendment Number 4 and Waiver Number 3 to Credit Agreement]

MUFG BANK, LTD.,
as an Issuing Bank and a Lender

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

[Signature Page to Amendment Number 4 and Waiver Number 3 to Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as an Issuing Bank and a Lender

By:	/s/ Scott Dunlop
Name:	Scott Dunlop
Title:	Director

By:	/s/ Anthony Perna
Name:	Anthony Perna
Title:	Director

[Signature Page to Amendment Number 4 and Waiver Number 3 to Credit Agreement]

HSBC BANK USA, N.A.,
as an Issuing Bank and a Leader

By:	/s/ Karun Chopra
Name:	Karun Chopra
Title:	Director, Real Assets Finance

[Signature Page to Amendment Number 4 and Waiver Number 3 to Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as an Issuing Bank and a Lender

By:	/s/ Josh Dale
Name:	Josh Dale
Title:	Managing Director

[Signature Page to Amendment Number 4 and Waiver Number 3 to Credit Agreement]

Schedule I

Exceptions to Eligibility Representations and Warranties